SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 24, 1998
                                ----------------
                                (Date of Report)


                                 ENTROPIN, INC.
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             (Exact Name of Registrant as specified in its charter)


           Colorado                 33-23693                    84-1090424
----------------------------      ------------               -------------------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)               Identification No.)


                       45926 Oasis Street, Indio, CA 92201
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           (Address of principal executive offices including zip code)


                                 (760) 775-8333
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               (Registrant's telephone number including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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(a)  Section 304(a)(1):

         (i) On January 15, 1998, Entropin, Inc. (the "Company") and Entropin, Inc., a California corporation, ("Old Entropin") consummated an Agreement and Plan of Merger (the 'Merger") pursuant to which the Company acquired all of the issued and outstanding shares of stock of Old Entropin. In connection with the Merger, the Company changed its name from Vanden Capital Group, Inc. to Entropin, Inc. and succeeded to the business activity of Old Entropin, which ceased to exist. Further, in connection with the Merger, the Company elected to change its accountants to that of Old Entropin. As a result, on January 15, 1998, the Company dismissed the accounting firm of Schumacher & Associates, Inc., Englewood, Colorado, who have acted as certifying accountants for the Company for the years ending December 31, 1995 and 1996.

         (ii) None of the prior certifying accountants' reports on the Company's financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principle.

         (iii) The change of principal accountants was approved by the Company's Board of Directors on February 16, 1998.

         (iv) The Company is unaware of any disagreement with Schumacher & Associates, Inc. on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which would have caused said accountants to make reference to the subject matter in connection with any report issued by same.

(b) Section 304(a)(2):

         (2) In connection with the Merger, effective January 15, 1998, the Company has engaged the accounting firm of Causey Demgen & Moore Inc., to act as certifying accountants for the year ending December 31, 1997.

         (i) The application of accounting principles to a specific completed or contemplated transaction, or to the type of audit opinion that might be rendered was not an important factor in the decision to change accounting firms.

         (ii)   (not applicable)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (a)      The following exhibits are filed with this report:

                  Exhibit 4.0 Statement of prior certifying accountant in response to the information disclosed herein.

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

ITEM 8.  CHANGE IN FISCAL YEAR.
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     In connection with the Merger as described in Item 4 above, the Company has adopted a fiscal year end of December 31, which was the reporting year of Old Entropin. The change of fiscal year was approved by the Company's Board of Directors on February 16, 1998. In accordance with the guidance contained in the Division of Corporation Finance Accounting Disclosure Rules and Practices manual, a transition report is not required and the Company's financial statements will be presented on a calendar year basis in the Company's Form 10-KSB.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 24, 1998                       ENTROPIN, INC.



                                           By /s/ Higgins D. Bailey
                                              ----------------------------------
                                              Higgins D. Bailey
                                              Chairman of the Board of Directors







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